                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND
NUMBER SHARES                RCM EQUITY FUNDS, INC.
                       RCM Global Health Care Fund Series
                               (Par Value $0.0001)

THIS CERTIFIED THAT __________________________________________ IS THE REGISTERED
HOLDER OF _________________________________________ SHARES OF THE RCM Global
Health Care Fund Series Common Stock of RCM EQUITY FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OF BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

     THIS _______ DAY OF _____________________ AD. ___________


         __________________________     _______________________________
                 Secretary                         President


                      SHARES        Par Value        Each
                                     $0.0001

                                   CERTIFICATE
                                       FOR
                                     SHARES

                           RCM Global Health Care Fund
                             Series Common Stock of
                             RCM EQUITY FUNDS, INC.

                    ISSUED TO: ________________________________

                    DATED:  ___________________________________

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_______________________________________________________________________
_____________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________________ ATTORNEY TO TRANSFER
THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________________

In presence of _____________________________________________________________